WRITE OFF EV RELATED ASSETS	12 Months Ended
Dec. 31, 2024
Write Off Ev Related Assets
WRITE OFF EV RELATED ASSETS

 6. WRITE OFF EV RELATED ASSETS

During the year ended December 31, 2024, the Company determined that the EV charging business was not performing to expectations and that little to no revenue growth in that business is expected in the immediate future. The Company determined that based on this further investment in the EV charging business would be minimal and that recoverability of investments in assets specific to the EV charging business would not be realized. This resulted in a write off of approximately $763,000 to prepaid and fixed assets related to the EV business for the year ended December 31, 2024.

The expenses totaling approximately $763,000 are recorded on the Write off EV assets line of the Consolidated statements of operations for the year ended December 31,2024.